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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-62880) pertaining to the 2001 Long-Term Incentive Plan of Torch Offshore, Inc. of our report dated April 13, 2004, with respect to the 2003 and 2002 consolidated financial statements of Torch Offshore, Inc. included in this Form 10-K for the year ended December 31, 2003.

                                                        /s/ ERNST & YOUNG LLP

New Orleans, Louisiana
April 13, 2004